UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira,

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2020

CLEARBRIDGE

ALL CAP VALUE FUND

Beginning in or after March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund seeks long-term capital growth. Current income is a secondary consideration.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge All Cap Value Fund for the twelve-month reporting period ended September 30, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. (“Legg Mason”) in an all-cash transaction. As a result of the transaction, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and the subadviser(s) became indirect, wholly-owned subsidiaries of Franklin Resources. Under the Investment Company Act of 1940, as amended, consummation of the transaction automatically terminated the management and subadvisory agreements that were in place for the Fund prior to the transaction. The Fund’s manager and subadviser(s) continue to provide uninterrupted services with respect to the Fund pursuant to new management and subadvisory agreements that were approved by Fund shareholders.

Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of September 30, 2020, after giving effect to the transaction described above, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.4 trillion.

II	ClearBridge All Cap Value Fund

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 30, 2020

ClearBridge All Cap Value Fund	III

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Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital growth. Current income is a secondary consideration. The Fund invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies we believe are undervalued in the marketplace. While we select investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return.

The Fund invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium capitalization companies when we believe smaller capitalization companies offer more attractive value opportunities. The Fund may invest up to 25% of its net assets in equity securities of foreign issuers, either directly or through depositary receipts.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The period began with a long-awaited, though only partial, resolution to a U.S. and China trade dispute. This, along with a federal funds ratei cut of another 25 basis pointsii and the resumption of expansionary monetary policy, helped equities reach all-time highs in the first quarter. High-beta technology stocks led the market, while manufacturing returned to expansion territory.

The rapid global spreading of the COVID-19 pandemic early in 2020, however, brought a shock to markets, creating unprecedented volatility across all asset classes in the first quarter. The S&P 500 Indexiii decline of 30% in 22 trading days, was the fastest drop of that magnitude in history. The severity and swiftness of this market selloff caught all by surprise. The Energy sector led the decline on the back of a two-thirds collapse in oil prices from $61 to $20 per barrel over the quarter. Oil prices initially fell when a price war erupted between Russia and Saudi Arabia, both major oil suppliers. A further and even more dramatic selloff in oil was precipitated by the near simultaneous collapse in demand due to global actions — mobility restrictions and shutting down schools and all but “essential” businesses — taken to combat the spread of COVID-19.

The market decline differed from prior ones in so far as no asset class or industry was spared. Assets across the board saw losses on a global basis. The U.S. equity market sell off featured little differentiation in terms of many factors that historically indicated a defensive stock: quality, beta and dividends. Larger stocks outperformed smaller, and companies with stronger balance sheets did better than companies with leverage. Behind the record selling, which was highly correlated and indiscriminate, was a liquidity event. Commodity trading accounts, volatility funds, risk parity funds and other quant-oriented funds, as well as hedge funds, levered ETFs, MLPs de-levered in March 2020.

Large fiscal stimulus packages and the Federal Reserve Board (the “Fed”)iv lowering rates effectively to 0% helped the market roar back in a similarly unprecedented fashion, with the S&P 500 Index rising 44% in the 53 trading days between March 23 and June 8. The S&P 500’s

ClearBridge All Cap Value Fund 2020 Annual Report	1

Fund overview (cont’d)

second-quarter 20%+ total return was the best quarter in over 20 years (the NASDAQ also made a record high). The rebound continued in the third quarter albeit at a slower pace, and with a slight rotation from technology and consumer-focused areas of the market toward more cyclical areas, such as Industrials and Materials sectors, at the end of the period. Strong market returns came amid a shift in Federal Reserve regime as the Fed announced it would no longer pre-emptively raise interest rates to ward off inflation and would instead tolerate periods of inflation above its 2% target. Continued massive fiscal stimulus buoyed personal income and consumer spending, while unemployment remained high.

In a period of large fiscal stimulus, heavy monetary accommodation and stay-at-home measures, large technology platforms able to meet consumer demand remotely led the market. Large-cap stocks outperformed small-cap stocks, with the Russell 1000 Indexv (+16%) beating the small cap Russell 2000 Indexvi (0%). Growth stocks outperformed value stocks across market capitalization ranges; the all cap Russell 3000 Growth Indexvii (+36%) led the Russell 3000 Value Indexviii (-6%) by over 40 percentage points.

Q. How did we respond to these changing market conditions?

A. In the very early stages of the crisis our focus was on minimizing direct risk to the most virus-exposed market areas, and we sold Boeing while reducing financial and energy exposure. Given the high level of uncertainty and such an incredibly wide range of future outcomes, we ensured the portfolio was extremely well-diversified while staying true to our valuation discipline. We brought the portfolio to roughly 5% in international equities and we added Wheaton Precious Metals, making our gold exposure over 1%. We also added Comcast and Reynolds Consumer Products, whose core businesses should hold up very well during the crisis. These high-quality businesses should also do well over the long term if deflation intensifies.

We have tried to position the portfolio across a broad spectrum of names from all market sectors with the specific goal of maintaining a very large active bet on value, with all its characteristic cyclical volatility, but offset by more stable stocks from traditional defensive sectors like Health Care, Consumer Staples and Utilities. During the second quarter this objective was achieved by adding two Consumer Discretionary names, Melco Resorts and Six Flags Entertainment, and a name in Industrials, Sensata Technologies, all of which will benefit materially from a recovery. We also added a name in Utilities, DTE Energy, a stable Consumer Discretionary name, Sony, and a name in Industrials, General Dynamics. In all cases, our investment process maintains its discipline of investing in stocks trading well below our estimate of business value, with business model improvements being driven by internal or industry changes during the pandemic and enough balance sheet strength to see price and value converge even if the crisis is extended.

This truly diversified portfolio positioning is intended for different market outcomes. If a vaccine does get developed, we think a recovery can be sustained and growth and value can both do well as excess liquidity continues to inflate assets. What a recovery then

2	ClearBridge All Cap Value Fund 2020 Annual Report

means for rates will likely determine whether the recovery in value in the second quarter was just the tactical value trade or something bigger. As active valuation-disciplined managers, we will pivot accordingly based on what we observe and adjust the portfolio’s mix between defense and offense accordingly.

With value at such historically depressed levels we are finding attractive new investments, and our portfolio activity remains modestly elevated as we try to make the most of what may prove to be one of the best opportunities for value in our careers. An added benefit of value being treated as a dead investment strategy is that the opportunity set is not only deep, but also diverse. Accordingly, we added four new names to the portfolio during the third quarter from four different sectors: Total in the Energy sector, Vulcan Materials in the Materials sector, TreeHouse Foods in the Consumer Staples sector and Curtiss-Wright in the Industrials sector. As another layer of portfolio diversification and robustness, we are balancing the continued negative price momentum in deep value sectors, primarily in Energy and Financials, with value names that are starting to rebound powerfully.

Performance review

For the twelve months ended September 30, 2020, Class A shares of ClearBridge All Cap Value Fund, excluding sales charges, returned -12.50%. The Fund’s unmanaged benchmark, the Russell 3000 Value Index, returned -5.67%, for the same period. The Lipper Multi-Cap Value Funds Category Averageix returned -6.72% over the same time frame.

Performance Snapshot as of September 30, 2020 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge All Cap Value Fund:
Class A	21.19%	-12.50%
Class C	20.80%	-13.10%
Class I	21.44%	-12.13%
Class IS	21.47%	-12.07%
Russell 3000 Value Index	20.76%	-5.67%
Lipper Multi-Cap Value Funds Category Average	22.15%	-6.72%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

ClearBridge All Cap Value Fund 2020 Annual Report	3

Fund overview (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2020, the gross total annual fund operating expense ratios for Class A, Class C, Class I and Class IS shares were 1.16%, 1.76%, 0.80% and 0.76%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.90% for Class C shares, 0.80% for Class I shares and 0.70% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Relative to the benchmark, stock selection in the Real Estate and Consumer Staples sectors contributed to relative returns. In terms of individual securities, Covetrus, Wheaton Precious Metals, Johnson & Johnson, Murphy USA and Sprouts Farmers Markets were the largest absolute contributors to performance.

Q. What were the leading detractors from performance?

A. The Fund’s stock selection in the Financials, Information Technology and Industrials sectors detracted from relative returns. As well, overweights to the Energy and Financials sectors detracted from relative returns. In terms of individual securities, Wells Fargo, Suncor Energy, American International Group, Citigroup and Synchrony Financial were the top detractors from performance.

Q. Were there any significant changes to the Fund during the reporting period?

A. During the reporting period, we initiated several new positions in the Fund, among which the more significant were Comcast in the Communication Services sector, Reynolds Consumer Products in the Consumer Staples sector, Wheaton Precious Metals in the Materials sector, AbbVie in the Health Care sector and EQT in the Energy sector. Larger

4	ClearBridge All Cap Value Fund 2020 Annual Report

positions closed during the period included Cisco and Qualcomm in the IT sector, Service Corporation in the Consumer Discretionary sector, Boeing in the Industrials sector and Devon Energy in the Energy sector.

Thank you for your investment in ClearBridge All Cap Value Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Sam Peters, CFA

Portfolio Manager

ClearBridge Investments, LLC

Albert Grosman

Portfolio Manager

ClearBridge Investments, LLC

October 30, 2020

RISKS: Equity securities are subject to market and price fluctuations. The Fund may invest in small-and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Fund is subject to certain risks of overseas investing not typically associated with investing in U.S. securities, including economic, political and social factors and currency fluctuations. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2020 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2020 were: Johnson & Johnson (5.5%), Verizon Communications Inc. (4.0%), Synchrony Financials (3.7%), Unilever PLC (3.0%), OneMain Holdings Inc. (2.7%), Citigroup Inc. (2.7%), AES Corp. (2.5%), Exelon Corp. (2.5%), Johnson Control International PLC (2.4%), AutoZone Inc. (2.2%). Please refer to pages 12 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should

ClearBridge All Cap Value Fund 2020 Annual Report	5

Fund overview (cont’d)

consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2020 were: Financials (22.4%), Health Care (14.8%), Industrials (10.2%), Consumer Staples (8.3%) and Communication Services (7.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

ii	A basis point is one-hundredth (1/100 or 0.01) of one percent.

iii	The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies and is generally representative of the performance of larger companies in the U.S.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market.

vi

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

vii

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

viii

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 594 funds for the six-month period and among the 586 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

6	ClearBridge All Cap Value Fund 2020 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of September 30, 2020 and September 30, 2019. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge All Cap Value Fund 2020 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2020 and held for the six months ended September 30, 2020.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	21.19%	$1,000.00	$1,211.90	1.17%	$6.47	Class A	5.00%	$1,000.00	$1,019.15	1.17%	$5.91
Class C	20.80	1,000.00	1,208.00	1.71	9.44	Class C	5.00	1,000.00	1,016.45	1.71	8.62
Class I	21.44	1,000.00	1,214.40	0.77	4.26	Class I	5.00	1,000.00	1,021.15	0.77	3.89
Class IS	21.47	1,000.00	1,214.70	0.70	3.88	Class IS	5.00	1,000.00	1,021.50	0.70	3.54

8	ClearBridge All Cap Value Fund 2020 Annual Report

1	For the six months ended September 30, 2020.

2

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

ClearBridge All Cap Value Fund 2020 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I	Class IS
Twelve Months Ended 9/30/20	-12.50%	-13.10%	-12.13%	-12.07%
Five Years Ended 9/30/20	4.68	4.03	5.09	N/A
Ten Years Ended 9/30/20	6.67	6.00	7.12	N/A
Inception* through 9/30/20	—	—	—	-1.98

With sales charges[2]	Class A	Class C	Class I	Class IS
Twelve Months Ended 9/30/20	-17.55%	-13.97%	-12.13%	-12.07%
Five Years Ended 9/30/20	3.45	4.03	5.09	N/A
Ten Years Ended 9/30/20	6.04	6.00	7.12	N/A
Inception through 9/30/20	—	—	—	-1.98

Cumulative total returns
Without sales charges[1]
Class A (9/30/10 through 9/30/20)	90.76%
Class C (9/30/10 through 9/30/20)	79.07
Class I (9/30/10 through 9/30/20)	98.90
Class IS (Inception date of 9/15/17 through 9/30/20)	-5.91

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

1

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

2

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

* Inception dates for Class A, C, I and IS shares are November 12, 1981, August 10, 1993, January 30, 1996 and September 15, 2017, respectively.

10	ClearBridge All Cap Value Fund 2020 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of ClearBridge All Cap Value Fund vs. Russell 3000 Value Index and Lipper Multi-Cap Value Funds Category Average† — September 2010 - September 2020

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of ClearBridge All Cap Value Fund on September 30, 2010, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2020. The hypothetical illustration also assumes a $10,000 investment in the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Category Average. The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Multi-Cap Value Funds Category Average is comprised of the Fund’s peer group of mutual funds as of September 30, 2020. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lower sales charges and fees were incurred by shareholders investing in the other classes.

ClearBridge All Cap Value Fund 2020 Annual Report	11

Schedule of investments

September 30, 2020

ClearBridge All Cap Value Fund

Security	Shares	Value
Common Stocks — 98.3%
Communication Services — 7.5%
Diversified Telecommunication Services — 4.0%
Verizon Communications Inc.	825,000	$49,079,250
Media — 3.5%
Comcast Corp., Class A Shares	500,000	23,130,000
Gray Television Inc.	750,000	10,327,500	*
ViacomCBS Inc., Class B Shares	300,000	8,403,000
Total Media		41,860,500
Total Communication Services		90,939,750
Consumer Discretionary — 6.3%
Hotels, Restaurants & Leisure — 1.0%
Melco Resorts & Entertainment Ltd., ADR	400,000	6,660,000
Six Flags Entertainment Corp.	250,000	5,075,000
Total Hotels, Restaurants & Leisure		11,735,000
Household Durables — 0.9%
Sony Corp., ADR	150,000	11,512,500
Specialty Retail — 4.4%
AutoZone Inc.	22,500	26,496,900	*
Foot Locker Inc.	250,000	8,257,500
Murphy USA Inc.	150,000	19,240,500	*
Total Specialty Retail		53,994,900
Total Consumer Discretionary		77,242,400
Consumer Staples — 8.3%
Food & Staples Retailing — 1.3%
Sprouts Farmers Market Inc.	750,000	15,697,500	*
Food Products — 2.2%
Conagra Brands Inc.	325,000	11,605,750
Sanderson Farms Inc.	100,000	11,797,000
TreeHouse Foods Inc.	100,000	4,053,000	*
Total Food Products		27,455,750
Household Products — 1.8%
Reynolds Consumer Products Inc.	700,002	21,434,061
Personal Products — 3.0%
Unilever PLC	599,995	36,970,452	(a)
Total Consumer Staples		101,557,763
Energy — 6.0%
Oil, Gas & Consumable Fuels — 6.0%
EQT Corp.	1,100,000	14,223,000
Kinder Morgan Inc.	1,700,000	20,961,000
Pioneer Natural Resources Co.	135,000	11,608,650

See Notes to Financial Statements.

12	ClearBridge All Cap Value Fund 2020 Annual Report

ClearBridge All Cap Value Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Suncor Energy Inc.	1,200,000	$14,676,000
TOTAL SE, ADR	330,000	11,319,000
Total Energy		72,787,650
Financials — 22.4%
Banks — 7.7%
Citigroup Inc.	750,000	32,332,500
KeyCorp	1,400,000	16,702,000
US Bancorp	600,000	21,510,000
Wells Fargo & Co.	1,000,000	23,510,000
Total Banks		94,054,500
Consumer Finance — 6.4%
OneMain Holdings Inc.	1,050,000	32,812,500
Synchrony Financial	1,700,000	44,489,000
Total Consumer Finance		77,301,500
Diversified Financial Services — 2.7%
Equitable Holdings Inc.	625,000	11,400,000
Voya Financial Inc.	450,000	21,568,500
Total Diversified Financial Services		32,968,500
Insurance — 4.4%
American International Group Inc.	800,000	22,024,000
Fairfax Financial Holdings Ltd.	28,968	8,495,735
First American Financial Corp.	235,000	11,963,850
Progressive Corp.	110,000	10,413,700
Total Insurance		52,897,285
Thrifts & Mortgage Finance — 1.2%
MGIC Investment Corp.	1,700,000	15,062,000
Total Financials		272,283,785
Health Care — 14.8%
Biotechnology — 3.3%
AbbVie Inc.	170,000	14,890,300
Alexion Pharmaceuticals Inc.	220,000	25,174,600	*
Total Biotechnology		40,064,900
Health Care Providers & Services — 3.0%
Covetrus Inc.	780,000	19,032,000	*
CVS Health Corp.	300,000	17,520,000
Total Health Care Providers & Services		36,552,000
Pharmaceuticals — 8.5%
Bristol-Myers Squibb Co.	300,000	18,087,000

See Notes to Financial Statements.

ClearBridge All Cap Value Fund 2020 Annual Report	13

Schedule of investments (cont’d)

September 30, 2020

ClearBridge All Cap Value Fund

Security	Shares	Value
Pharmaceuticals — continued
Johnson & Johnson	450,000	$66,996,001
Merck & Co. Inc.	225,000	18,663,750
Total Pharmaceuticals		103,746,751
Total Health Care		180,363,651
Industrials — 10.2%
Aerospace & Defense — 1.4%
Curtiss-Wright Corp.	30,000	2,797,800
General Dynamics Corp.	100,000	13,843,000
Total Aerospace & Defense		16,640,800
Building Products — 3.9%
Johnson Controls International PLC	700,000	28,595,000
Owens Corning	275,000	18,922,750
Total Building Products		47,517,750
Electrical Equipment — 0.6%
Sensata Technologies Holding PLC	180,000	7,765,200	*
Industrial Conglomerates — 1.2%
Honeywell International Inc.	85,000	13,991,850
Machinery — 2.1%
Allison Transmission Holdings Inc.	280,000	9,839,200
Stanley Black & Decker Inc.	100,000	16,220,000
Total Machinery		26,059,200
Trading Companies & Distributors — 1.0%
GATX Corp.	180,000	11,475,000
Total Industrials		123,449,800
Information Technology — 7.1%
Communications Equipment — 1.1%
Arista Networks Inc.	65,000	13,450,450	*
IT Services — 2.4%
DXC Technology Co.	1,000,000	17,850,000
Euronet Worldwide Inc.	125,000	11,387,500	*
Total IT Services		29,237,500
Software — 2.0%
Oracle Corp.	400,000	23,880,000
Technology Hardware, Storage & Peripherals — 1.6%
NetApp Inc.	200,000	8,768,000
Western Digital Corp.	300,000	10,965,000
Total Technology Hardware, Storage & Peripherals		19,733,000
Total Information Technology		86,300,950

See Notes to Financial Statements.

14	ClearBridge All Cap Value Fund 2020 Annual Report

ClearBridge All Cap Value Fund

Security		Shares	Value
Materials — 5.0%
Chemicals — 1.8%
Corteva Inc.		400,000	$11,524,000
DuPont de Nemours Inc.		175,000	9,709,000
Total Chemicals			21,233,000
Construction Materials — 0.8%
Vulcan Materials Co.		75,000	10,165,500
Metals & Mining — 2.4%
Nucor Corp.		250,000	11,215,000
Wheaton Precious Metals Corp.		370,000	18,155,900
Total Metals & Mining			29,370,900
Total Materials			60,769,400
Real Estate — 3.6%
Equity Real Estate Investment Trusts (REITs) — 3.6%
American Homes 4 Rent, Class A Shares		900,000	25,632,000
Weyerhaeuser Co.		617,482	17,610,587
Total Real Estate			43,242,587
Utilities — 7.1%
Electric Utilities — 2.5%
Exelon Corp.		850,000	30,396,000
Independent Power and Renewable Electricity Producers — 3.8%
AES Corp.		1,700,000	30,787,000
Vistra Corp.		800,000	15,088,000
Total Independent Power and Renewable Electricity Producers			45,875,000
Multi-Utilities — 0.8%
DTE Energy Co.		85,000	9,778,400
Total Utilities			86,049,400
Total Common Stocks (Cost — $1,099,909,849)			1,194,987,136

	Rate
Preferred Stocks — 0.9%
Consumer Discretionary — 0.9%
Automobiles — 0.9%
Volkswagen AG (Cost — $11,837,446)	4.860%	70,000	11,265,697	(a)
Total Investments before Short-Term Investments (Cost — $1,111,747,295)			1,206,252,833

See Notes to Financial Statements.

ClearBridge All Cap Value Fund 2020 Annual Report	15

Schedule of investments (cont’d)

September 30, 2020

ClearBridge All Cap Value Fund

Security	Rate	Shares	Value
Short-Term Investments — 0.8%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	0.010%	7,750,196	$7,750,196
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	0.017%	1,937,548	1,937,548	(b)
Total Short-Term Investments (Cost — $9,687,744)			9,687,744
Total Investments — 100.0% (Cost — $1,121,435,039)			1,215,940,577
Other Assets in Excess of Liabilities — 0.0%††			5,699
Total Net Assets — 100.0%			$1,215,946,276

††	Represents less than 0.1%.
*	Non-income producing security.
(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).
(b)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At September 30, 2020, the total market value of investments in Affiliated Companies was $1,937,548 and the cost was $1,937,548 (Note 8).

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

16	ClearBridge All Cap Value Fund 2020 Annual Report

Statement of assets and liabilities

September 30, 2020

Assets:
Investments in unaffiliated securities, at value (Cost — $1,119,497,491)	$1,214,003,029
Investments in affiliated securities, at value (Cost — $1,937,548)	1,937,548
Receivable for securities sold	7,541,526
Dividends and interest receivable	1,216,691
Receivable for Fund shares sold	134,614
Prepaid expenses	42,433
Total Assets	1,224,875,841

Liabilities:
Payable for securities purchased	6,874,194
Investment management fee payable	654,654
Payable for Fund shares repurchased	603,481
Service and/or distribution fees payable	255,367
Trustees’ fees payable	172,834
Accrued expenses	369,035
Total Liabilities	8,929,565
Total Net Assets	$1,215,946,276

Net Assets:
Par value (Note 7)	$1,107
Paid-in capital in excess of par value	1,076,718,630
Total distributable earnings (loss)	139,226,539
Total Net Assets	$1,215,946,276

Net Assets:
Class A	$1,184,089,712
Class C	$9,262,330
Class I	$21,591,613
Class IS	$1,002,621

Shares Outstanding:
Class A	107,826,800
Class C	990,388
Class I	1,833,417
Class IS	85,214

Net Asset Value:
Class A (and redemption price)	$10.98
Class C*	$9.35
Class I (and redemption price)	$11.78
Class IS (and redemption price)	$11.77
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$11.65

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

ClearBridge All Cap Value Fund 2020 Annual Report	17

Statement of operations

For the Year Ended September 30, 2020

Investment Income:
Dividends	$37,383,266
Interest from unaffiliated investments	323,989
Interest from affiliated investments	39,890
Less: Foreign taxes withheld	(280,028)
Total Investment Income	37,467,117

Expenses:
Investment management fee (Note 2)	9,462,505
Service and/or distribution fees (Notes 2 and 5)	3,409,972
Transfer agent fees (Note 5)	2,787,983
Trustees’ fees	113,938
Legal fees	92,137
Registration fees	86,000
Fund accounting fees	80,640
Shareholder reports	48,773
Audit and tax fees	35,640
Insurance	18,954
Custody fees	14,621
Miscellaneous expenses	11,071
Total Expenses	16,162,234
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(507,145)
Net Expenses	15,655,089
Net Investment Income	21,812,028

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	38,710,584
Foreign currency transactions	(11,938)
Net Realized Gain	38,698,646
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(250,895,603)
Foreign currencies	3,193
Change in Net Unrealized Appreciation (Depreciation)	(250,892,410)
Net Loss on Investments and Foreign Currency Transactions	(212,193,764)
Decrease in Net Assets From Operations	$(190,381,736)

See Notes to Financial Statements.

18	ClearBridge All Cap Value Fund 2020 Annual Report

Statements of changes in net assets

For the Years Ended September 30,	2020	2019

Operations:
Net investment income	$21,812,028	$19,723,813
Net realized gain (loss)	38,698,646	(9,638,283)
Change in net unrealized appreciation (depreciation)	(250,892,410)	(79,082,731)
Decrease in Net Assets From Operations	(190,381,736)	(68,997,201)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(22,800,034)	(177,595,349)
Decrease in Net Assets From Distributions to Shareholders	(22,800,034)	(177,595,349)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	60,758,944	155,818,579
Reinvestment of distributions	22,516,701	175,279,745
Cost of shares repurchased	(215,074,264)	(335,838,310)
Decrease in Net Assets From Fund Share Transactions	(131,798,619)	(4,739,986)
Decrease in Net Assets	(344,980,389)	(251,332,536)

Net Assets:
Beginning of year	1,560,926,665	1,812,259,201
End of year	$1,215,946,276	$1,560,926,665

See Notes to Financial Statements.

ClearBridge All Cap Value Fund 2020 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class A Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$12.73	$14.81	$15.88	$15.36	$14.31

Income (loss) from operations:
Net investment income	0.19	0.16	0.10	0.11	0.15
Net realized and unrealized gain (loss)	(1.75)	(0.78)	1.00	2.82	1.88
Total income (loss) from operations	(1.56)	(0.62)	1.10	2.93	2.03

Less distributions from:
Net investment income	(0.19)	(0.10)	(0.11)	(0.15)	(0.18)
Net realized gains	—	(1.36)	(2.06)	(2.26)	(0.80)
Total distributions	(0.19)	(1.46)	(2.17)	(2.41)	(0.98)

Net asset value, end of year	$10.98	$12.73	$14.81	$15.88	$15.36
Total return[2]	(12.50)%	(3.41)%[3]	7.42%	20.66%	14.74%

Net assets, end of year (millions)	$1,184	$1,510	$1,638	$1,648	$1,467

Ratios to average net assets:
Gross expenses	1.20%	1.16%	1.19%	1.23%	1.29%
Net expenses[4]	1.16 [5]	1.13 [5]	1.17 [5]	1.23 [5]	1.29
Net investment income	1.61	1.25	0.69	0.72	1.03

Portfolio turnover rate	20%	14%	16%	24%	27%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (3.48)% for the year ended September 30, 2019.

[4]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	ClearBridge All Cap Value Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class CShares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$10.76	$12.73	$13.92	$13.73	$12.89

Income (loss) from operations:
Net investment income (loss)	0.09	0.06	0.01	(0.00) [2]	0.05
Net realized and unrealized gain (loss)	(1.50)	(0.64)	0.86	2.51	1.68
Total income (loss) from operations	(1.41)	(0.58)	0.87	2.51	1.73

Less distributions from:
Net investment income	—	(0.03)	—	(0.06)	(0.09)
Net realized gains	—	(1.36)	(2.06)	(2.26)	(0.80)
Total distributions	—	(1.39)	(2.06)	(2.32)	(0.89)

Net asset value, end of year	$9.35	$10.76	$12.73	$13.92	$13.73
Total return[3]	(13.10)%	(3.78)%[4]	6.69%	19.89%	13.93%

Net assets, end of year (000s)	$9,262	$17,348	$132,561	$147,608	$149,526

Ratios to average net assets:
Gross expenses	1.84%	1.76%	1.82%	1.95%	1.96%
Net expenses[5]	1.80 [6]	1.72 [6]	1.80 [6]	1.94 [6]	1.96
Net investment income (loss)	0.95	0.52	0.06	(0.01)	0.39

Portfolio turnover rate	20%	14%	16%	24%	27%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (4.67)% for the year ended September 30, 2019.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to December 1, 2017 through August 3, 2015, the expense limitation was 2.00%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge All Cap Value Fund 2020 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class I Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$13.63	$15.75	$16.77	$16.10	$14.96

Income (loss) from operations:
Net investment income	0.25	0.22	0.17	0.18	0.22
Net realized and unrealized gain (loss)	(1.86)	(0.82)	1.05	2.96	1.97
Total income (loss) from operations	(1.61)	(0.60)	1.22	3.14	2.19

Less distributions from:
Net investment income	(0.24)	(0.16)	(0.18)	(0.21)	(0.25)
Net realized gains	—	(1.36)	(2.06)	(2.26)	(0.80)
Total distributions	(0.24)	(1.52)	(2.24)	(2.47)	(1.05)

Net asset value, end of year	$11.78	$13.63	$15.75	$16.77	$16.10
Total return[2]	(12.13)%	(3.06)%[3]	7.82%	21.13%	15.20%

Net assets, end of year (000s)	$21,592	$32,709	$41,936	$39,751	$29,820

Ratios to average net assets:
Gross expenses	0.81%	0.80%	0.81%	0.86%	0.87%
Net expenses[4]	0.78 [5]	0.77 [5]	0.79 [5]	0.86	0.87
Net investment income	1.99	1.60	1.07	1.10	1.44

Portfolio turnover rate	20%	14%	16%	24%	27%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (3.20)% for the year ended September 30, 2019.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to December 1, 2017, the expense limitation was 0.90%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	ClearBridge All Cap Value Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class ISShares[1]	2020	2019	2018	2017[2]

Net asset value, beginning of year	$13.62	$15.74	$16.77	$16.40

Income (loss) from operations:
Net investment income	0.26	0.24	0.18	0.00	[3]
Net realized and unrealized gain (loss)	(1.86)	(0.83)	1.05	0.37
Total income (loss) from operations	(1.60)	(0.59)	1.23	0.37

Less distributions from:
Net investment income	(0.25)	(0.17)	(0.20)	—
Net realized gains	—	(1.36)	(2.06)	—
Total distributions	(0.25)	(1.53)	(2.26)	—

Net asset value, end of year	$11.77	$13.62	$15.74	$16.77
Total return[4]	(12.07)%	(2.98)%[5]	7.87%	2.26%

Net assets, end of year (000s)	$1,003	$1,239	$199	$125

Ratios to average net assets:
Gross expenses	0.75%	0.76%	0.76%	0.78%[6]
Net expenses[7]	0.70 [8]	0.70 [8]	0.71 [8]	0.78	[6]
Net investment income	2.08	1.81	1.17	0.22	[6]

Portfolio turnover rate	20%	14%	16%	24%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 15, 2017 (inception date) to September 30, 2017.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been unchanged for the year ended September 30, 2019.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.70%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to December 1, 2017, the expense limitation was 0.80%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	For the year ended September 30, 2017.

See Notes to Financial Statements.

ClearBridge All Cap Value Fund 2020 Annual Report	23

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge All Cap Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of

24	ClearBridge All Cap Value Fund 2020 Annual Report

Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

ClearBridge All Cap Value Fund 2020 Annual Report	25

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks:
Consumer Staples	$64,587,311	$36,970,452	—	$101,557,763
Other Common Stocks	1,093,429,373	—	—	1,093,429,373
Preferred Stocks	—	11,265,697	—	11,265,697
Total Long-Term Investments	1,158,016,684	48,236,149	—	1,206,252,833
Short-Term Investments†	9,687,744	—	—	9,687,744
Total Investments	$1,167,704,428	$48,236,149	—	$1,215,940,577

*

As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

26	ClearBridge All Cap Value Fund 2020 Annual Report

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

ClearBridge All Cap Value Fund 2020 Annual Report	27

Notes to financial statements (cont’d)

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. As of July 31, 2020, LMPFA, ClearBridge and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Prior to July 31, 2020, LMPFA, ClearBridge and Western Asset were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July 31, 2020, Legg Mason is a subsidiary of Franklin Resources.

28	ClearBridge All Cap Value Fund 2020 Annual Report

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1.5 billion	0.700%
Next $0.5 billion	0.680
Next $0.5 billion	0.650
Next $1.0 billion	0.600
Over $3.5 billion	0.500

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the Fund’s cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays ClearBridge a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class I and Class IS shares did not exceed 1.90%, 0.80% and 0.70%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended September 30, 2020, fees waived and/or expenses reimbursed amounted to $507,145, which included an affiliated money market fund waiver of $1,160.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

As of July 31, 2020, Legg Mason Investor Services, LLC (“LMIS”) is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources and serves as the Fund’s sole and exclusive distributor. Prior to July 31, 2020, LMIS was a wholly-owned broker-dealer subsidiary of Legg Mason.

ClearBridge All Cap Value Fund 2020 Annual Report	29

Notes to financial statements (cont’d)

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2020, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$225,471	—
CDSCs	678	$974

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of September 30, 2020, the Fund had accrued $158,784 as deferred compensation payable.

As of July 31, 2020, all officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust. Prior to July 31, 2020, all officers and one Trustee of the Trust were employees of Legg Mason and did not receive compensation from the Trust.

3. Investments

During the year ended September 30, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$270,019,159
Sales	368,248,639

At September 30, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$1,121,317,518	$250,805,561	$(156,182,502)	$94,623,059

30	ClearBridge All Cap Value Fund 2020 Annual Report

4. Derivative instruments and hedging activities

During the year ended September 30, 2020, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A and Class C shares calculated at the annual rate of 0.25% and 1.00% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2020, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$3,276,789	†	$2,751,931
Class C	133,183		14,260
Class I	—		21,615
Class IS	—		177
Total	$3,409,972		$2,787,983

†	Amounts shown is exclusive of expense reimbursements. For the year ended September 30, 2020, the service and/or distribution fees reimbursed amounted to $256 for Class A shares.

For the year ended September 30, 2020, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$491,234
Class C	4,989
Class I	10,342
Class IS	580
Total	$507,145

6. Distributions to shareholders by class

	Year Ended September 30, 2020	Year Ended September 30, 2019
Net Investment Income:
Class A	$22,231,253	$11,319,798
Class C	—	270,603
Class I	547,169	407,269
Class IS	21,612	2,121
Total	$22,800,034	$11,999,791

ClearBridge All Cap Value Fund 2020 Annual Report	31

Notes to financial statements (cont’d)

	Year Ended September 30, 2020	Year Ended September 30, 2019
Net Realized Gains:
Class A	—	$148,368,874
Class C	—	13,695,993
Class I	—	3,513,293
Class IS	—	17,398
Total	—	$165,595,558

7. Shares of beneficial interest

At September 30, 2020, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	4,525,612	$51,465,104	10,979,106	$139,913,802
Shares issued on reinvestment	1,670,390	21,999,035	13,322,686	157,899,013
Shares repurchased	(16,939,199)	(192,796,502)	(16,326,782)	(204,168,692)
Net increase (decrease)	(10,743,197)	$(119,332,363)	7,975,010	$93,644,123

Class C
Shares sold	97,731	$1,010,378	238,854	$2,402,492
Shares issued on reinvestment	—	—	1,378,603	13,841,675
Shares repurchased	(720,273)	(6,866,707)	(10,418,032)	(112,118,886)
Net decrease	(622,542)	$(5,856,329)	(8,800,575)	$(95,874,719)

Class I
Shares sold	668,780	$8,100,738	916,833	$12,304,981
Shares issued on reinvestment	35,257	496,054	278,185	3,519,538
Shares repurchased	(1,270,089)	(15,134,438)	(1,458,765)	(19,400,505)
Net decrease	(566,052)	$(6,537,646)	(263,747)	$(3,575,986)

Class IS
Shares sold	14,483	$182,724	87,956	$1,197,304
Shares issued on reinvestment	1,538	21,612	1,544	19,519
Shares repurchased	(21,809)	(276,617)	(11,113)	(150,227)
Net increase (decrease)	(5,788)	$(72,281)	78,387	$1,066,596

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership

32	ClearBridge All Cap Value Fund 2020 Annual Report

or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended September 30, 2020. The following transactions were effected in such company for the year ended September 30, 2020.

	Affiliate Value at September 30, 2019	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$38,275,932	38,275,932	$36,338,384	36,338,384

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at September 30, 2020
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$39,890	—	$1,937,548

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$22,800,034	$23,496,701
Net long-term capital gains	—	154,098,648
Total distributions paid	$22,800,034	$177,595,349

As of September 30, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$15,822,449
Undistributed long-term capital gains — net	28,836,009
Total undistributed earnings	$44,658,458
Other book/tax temporary differences(a)	(56,977)
Unrealized appreciation (depreciation)(b)	94,625,058
Total distributable earnings (loss) — net	$139,226,539

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and book/tax basis differences on certain investments.

ClearBridge All Cap Value Fund 2020 Annual Report	33

Notes to financial statements (cont’d)

10. Other matter

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

34	ClearBridge All Cap Value Fund 2020 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Equity Trust and Shareholders of ClearBridge All Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge All Cap Value Fund (one of the funds constituting Legg Mason Partners Equity Trust, referred to hereafter as the “Fund”) as of September 30, 2020, the related statement of operations for the year ended September 30, 2020, the statement of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the three years in the period ended September 30, 2020 and for the periods ended September 30, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2020 and the financial highlights for each of the three years in the period ended September 30, 2020 and for the periods ended September 30, 2017 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2016 and the financial highlights for each of the periods ended on or prior to September 30, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 15, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

November 16, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

ClearBridge All Cap Value Fund 2020 Annual Report	35

Board approval of new management and

new subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees held on April 7, 2020, the Board, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Trust, approved new management and investment advisory agreements to take effect, subject to shareholder approval, upon the sale of Legg Mason, Inc. to Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton.1 The agreements were a new management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, a new sub-advisory agreement pursuant to which ClearBridge Investments, LLC (“ClearBridge”) provides day-to-day management of the Fund’s portfolio, and a new sub-advisory agreement pursuant to which Western Asset Management Company, LLC (“Western Asset” and, together with ClearBridge, the “Subadvisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The new management agreement and new sub-advisory agreements are collectively referred to as the “New Agreements.”) The prior management agreement and prior sub-advisory agreements are collectively referred to as the “Prior Agreements.” The New Agreements are identical to the Prior Agreements, except for the dates of execution, effectiveness and termination. The Board considered that the Prior Agreements were the product of multiple years of review and negotiation and information received and considered by the Board in the exercise of its business judgment during those years, including as recently as at a meeting of the Trust’s Board of Trustees held in November 2019.

The sale of Legg Mason, Inc. to Franklin Resources, Inc. (referred to herein as the “Transaction”) was consummated on July 31, 2020. The Manager and the Subadvisers, each a wholly-owned subsidiary of Legg Mason, Inc., became indirect wholly-owned subsidiaries of Franklin Templeton. The sale resulted in what is commonly called a “change of control” of Legg Mason and caused the Prior Agreements to terminate in accordance with applicable law.

The Board also approved an interim management agreement with the Manager and interim sub-advisory agreements between the Manager and the Subadvisers that took effect because shareholders did not approve the New Agreements before the Transaction was completed. This allowed the Manager and the Subadvisers to continue providing services to the Fund while shareholder approval of the New Agreements continued to be sought. (The interim management agreement and interim sub-advisory agreements are collectively referred to as the “Interim Agreements.”) The terms of the Interim Agreements were identical to those of the Prior Agreements, except for the term and certain escrow provisions. At a meeting held on August 31, 2020, shareholders of the Fund approved the New Agreements.

[1]

The meeting was held telephonically in reliance on an exemptive order issued by the Securities and Exchange Commission on March 25, 2020. Reliance on the exemptive order was necessary and appropriate due to circumstances related to the effects of COVID-19. All Trustees participating in the telephonic meeting were able to hear each other simultaneously during the meeting. Reliance on the exemptive order requires Trustees, including a majority of the Independent Trustees, to ratify actions taken pursuant to the exemptive order by vote cast at the next in-person meeting.

36	ClearBridge All Cap Value Fund

At a telephonic meeting of the Trust’s Board of Trustees held on March 9, 2020, the Trustees discussed with Legg Mason management and certain Franklin Templeton representatives the Transaction and Franklin Templeton’s plans and intentions regarding the Legg Mason funds and Legg Mason’s asset management business, including the preservation and continued investment autonomy of the investment advisory businesses conducted by the Subadvisers and the combination of Legg Mason’s and Franklin Templeton’s distribution resources.

At the March and April meetings, the Independent Trustees considered, among other things, the anticipated impact of the Transaction on the Fund and its shareholders. To assist the Independent Trustees in their consideration of the New Agreements, Franklin Templeton provided materials and information about Franklin Templeton, including its financial condition and asset management capabilities and organization, Legg Mason provided materials and information about Legg Mason, including performance and expense comparison data and profitability information with respect to the Fund and the Legg Mason fund complex as a whole, and Franklin Templeton and Legg Mason provided materials and information about the proposed Transaction. The Independent Trustees were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of Franklin Templeton, Legg Mason, the Manager and the Subadvisers. The Independent Trustees requested and received information from Legg Mason and Franklin Templeton they deemed reasonably necessary for their review of the New Agreements. Included was information about the Transaction, distribution arrangements, Franklin Templeton’s business plan and other anticipated impacts of the Transaction on the Fund and its shareholders. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board. Following their review of this information, the Independent Trustees requested additional information from Franklin Templeton and Legg Mason. Franklin Templeton and Legg Mason provided further information in response to these requests, which the Board reviewed. Senior management representatives from Franklin Templeton and Legg Mason participated in portions of the meetings and addressed various questions raised by the Independent Trustees.

In voting to approve the New Agreements, the Independent Trustees considered whether the approval of the New Agreements would be in the best interests of the Fund and its shareholders. The Trustees’ evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Prior Agreements at in-person meetings held in November 2019 and at other prior Board meetings.

ClearBridge All Cap Value Fund	37

Board approval of new management and

new subadvisory agreements (unaudited) (cont’d)

Among other things, the Trustees considered:

(i)	the reputation, experience, financial strength and resources of Franklin Templeton and its investment advisory subsidiaries;

(ii)	that Franklin Templeton informed the Board that it intends to maintain the investment autonomy of the Legg Mason investment advisory subsidiaries;

(iii)

that Franklin Templeton and Legg Mason informed the Board that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Manager and Subadvisers, including compliance and other non-advisory services, and represented that there are not expected to be any changes in the portfolio management personnel managing the Fund as a result of the Transaction;

(iv)	that Franklin Templeton and Legg Mason informed the Board regarding initial transition plans and that they are instituting long-term retention arrangements for key personnel;

(v)	that Franklin Templeton informed the Board that there are not expected to be any changes to the brokerage practices and standards applied by the Subadvisers in seeking best execution;

(vi)	that there are not expected to be any changes to the Fund’s custodian or other service providers as a result of the Transaction;

(vii)

that Franklin Templeton informed the Board that it has no present intention to alter currently effective expense waivers and reimbursement arrangements after their expiration, and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(viii)	that Franklin Templeton does not expect to propose any changes to the investment objective of the Fund or any changes to the principal investment strategies of the Fund as a result of the Transaction;

(ix)	the potential benefits to Fund shareholders from being part of a combined fund family with Franklin Templeton-sponsored funds and access to a broader array of investment opportunities;

(x)

that Franklin Templeton’s distribution capabilities, particularly with respect to retail investors, and significant network of intermediary relationships may provide additional opportunities for the Fund to grow assets and lower expenses by spreading expenses over a larger asset base;

38	ClearBridge All Cap Value Fund

(xi)

that Franklin Templeton and Legg Mason will each derive direct and ancillary benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xii)	the fact that the Fund’s contractual management fee rate will remain the same and will not increase by virtue of the New Agreements;

(xiii)

the terms and conditions of the New Agreements, including that each New Agreement is identical to its corresponding Prior Agreement except for their respective dates of execution, effectiveness and termination;

(xiv)	the support expressed by the current senior management team at Legg Mason for the Transaction and Legg Mason’s recommendation that the Board approve the New Agreements;

(xv)

that the Prior Agreements are the product of multiple years of review and negotiation and information received and considered by the Board in the exercise of its business judgment during those years. At the November 2019 meeting, the Board conducted a full review of the investment advisory and distribution arrangements for the Fund and approved the Prior Agreements in accordance with the provisions of the Investment Company Act of 1940, as amended. Without any one factor being dispositive, in approving the Prior Agreements, the Board determined, in the exercise of the Trustees’ business judgment, that: (a) overall, the Board was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Prior Agreement by the Manager and Subadvisers and their affiliates; (b) the overall performance of the Fund was satisfactory and that management was committed to providing the resources necessary to assist the Fund’s portfolio managers; (c) the Fund’s management fees and cost structure was reasonable in light of the comparative performance and expense information and in relation to the services provided; (d) in light of the costs of providing investment management and other services to the Fund and the Manager’s and Subadvisers’ ongoing commitment to the Fund, the profits that Legg Mason and its affiliates received were considered to be not excessive; (e) the Fund had asset level break points in the management fee structure and that shareholders of the Fund would benefit to the extent the Fund’s assets increased, and that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources; and (f) the ancillary benefits that the Manager and Subadvisers and their affiliates received were considered reasonable;

(xvi)	that the Prior Agreements were considered and approved as recently as November 2019;

ClearBridge All Cap Value Fund	39

Board approval of new management and

new subadvisory agreements (unaudited) (cont’d)

(xvii)

that the Fund would not bear the costs of obtaining shareholder approval of the New Agreements, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, regardless of whether the Transaction was consummated; and

(xviii)

that under the definitive agreement between Legg Mason and Franklin Templeton (the “Transaction Agreement”), Franklin Templeton has acknowledged that Legg Mason had entered into the Transaction Agreement in reliance upon the benefits and protections provided by Section 15(f) of the Investment Company Act of 1940, as amended, and that, in furtherance of the foregoing, Franklin Templeton agreed to use reasonable best efforts to conduct its business so that (a) for a period of not less than three years after the closing of the Transaction no more than 25% of the members of the Board shall be “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any investment adviser for the Fund, and (b) for a period of not less than two years after the closing, neither Franklin Templeton nor any of its affiliates shall impose an “unfair burden” (within the meaning of the Investment Company Act of 1940, as amended, including any interpretations or no-action letters of the Securities and Exchange Commission) on any Fund as a result of the transactions contemplated by the Transaction Agreement or any express or implied terms, conditions or understandings applicable thereto.

Certain of these considerations are discussed in more detail below.

In connection with the most recent approval or continuation of each Current Agreement, and in connection with their review of each New Agreement, the Trustees did not identify any particular factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The discussion below covers both the advisory and the administrative functions rendered by the Manager for the Fund, both of which functions are encompassed by the New Management Agreement for the Fund, as well as the advisory functions rendered by the Subadvisers pursuant to the New Sub-advisory Agreements for the Fund. The Independent Trustees considered the New Management Agreement and the New Sub-advisory Agreements separately in the course of their review. In doing so, they considered the respective roles and compensation of the Manager and the Subadvisers in providing services to the Fund.

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the New Agreements for the Fund. The Independent Trustees discussed the Transaction and the proposed approval of the New Agreements for the Fund on multiple occasions with their independent legal counsel in private sessions at which no representatives of Franklin Templeton, Legg Mason, or the Manager or Subadvisers for the Fund were present.

40	ClearBridge All Cap Value Fund

Nature, Extent and Quality of the Services to be provided to the Fund under the New Management Agreement and New Sub-Advisory Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Prior Agreements. In evaluating the nature, extent and quality of the services expected to be provided to the Fund by the Manager and the Subadvisers under the New Management Agreement and New Sub-advisory Agreements, respectively, the Trustees considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Manager and the Subadvisers, and that Franklin Templeton and Legg Mason have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided to the Fund and its shareholders by the Manager and the Subadvisers, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction. The Board considered information Franklin Templeton and Legg Mason provided regarding initial transition plans and the institution of long-term retention arrangements for key personnel. The Board considered that Franklin Templeton informed the Boards that there are not expected to be any changes to the brokerage practices and standards applied by the Subadvisers in seeking best execution. The Board also considered the reputation, experience, financial strength and resources of Franklin Templeton and its investment advisory subsidiaries, its business and operating structure, scale of operation, distribution capabilities, and leadership, as well as the combined financial resources of Legg Mason, Inc. and Franklin Templeton and the benefits to the Fund of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility.

The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers and the quality of the Manager’s administrative and other services rendered to the Fund and its shareholders by the Manager. The Board observed that the scope of services provided by the Manager and the Subadvisers, and the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board received and reviewed on a regular basis information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant

ClearBridge All Cap Value Fund	41

Board approval of new management and

new subadvisory agreements (unaudited) (cont’d)

to Rule 38a-1 under the Investment Company Act of 1940, as amended, and took that information into account in its evaluation of the New Agreements. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the risk management processes of the Manager and Subadvisers.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions for the Fund (including policies and practices regarding soft dollars and brokerage allocation), and Franklin Templeton’s representations that the brokerage practices and standards applied by the Manager and Subadvisers in seeking best execution will continue.

Fund Performance

The Board received and reviewed performance information for the Fund and for all retail and institutional multi-cap value funds (the “Performance Universe”) selected by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that, while the Board has found the Broadridge data generally useful, the Trustees recognized the limitations of such data, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended December 31, 2019. The Fund’s Class I shares performed below the median performance of the funds in the Performance Universe for each period. The Board also reviewed performance information provided by the Manager for periods ended February 29, 2020 and March 31, 2020. The Board also reviewed information prepared by Broadridge comparing the Fund’s annualized total return for the three-year period ended December 31, 2019 in relation to the Fund’s standard deviation to that of the funds in the Performance Universe. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers and the reasons for the Fund’s underperformance versus the Performance

42	ClearBridge All Cap Value Fund

Universe during the periods under review and noted that the portfolio managers are very experienced with an impressive long-term track record and continued to apply a consistent investment strategy.

*  *  *  *  *  *

Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, Inc., the Trustees determined that the Transaction was not expected to affect adversely the nature, extent and quality of services provided by the Manager and the Subadvisers and that the Transaction was not expected to have an adverse effect on the ability of the Manager and the Subadvisers to provide those services, and the Board concluded that, overall, the nature, extent and quality of services, including portfolio management, expected to be provided under the New Agreements for the Fund were sufficient and supported a decision to approve each New Agreement.

Management Fees and Expense Ratios

The Board considered that it had reviewed the Fund’s management fee and total expense ratio in connection with the November 2019 contract renewal meeting. The Board noted that the New Agreements do not change the Fund’s management fee rate or the computation method for calculating such fee, and that there is no present intention to alter expense waiver and reimbursement arrangements that are currently in effect.

The Board reviewed and considered the contractual management fee rate (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided and expected to be provided by the Manager and the Subadvisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Subadvisers. In addition, the Board also reviewed and considered the actual management fee rate (the “Actual Management Fee”) paid by the Fund over the Fund’s last fiscal year. The Board also considered the management fee, the fees of each Subadviser and the portion of the management fee retained by the Manager after payment of the subadvisory fees, in each case in light of the services rendered for those amounts.

The Board also reviewed information regarding the fees the Manager and ClearBridge charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Subadvisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts and the differences in associated risks borne by the Manager and Subadvisers.

ClearBridge All Cap Value Fund	43

Board approval of new management and

new subadvisory agreements (unaudited) (cont’d)

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

Additionally, the Board received and considered information comparing the Fund’s

Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of 13 institutional multi-cap value funds selected by Broadridge as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Broadridge consisting of all institutional multi-cap value funds (the “Expense Universe”). It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the selection of the peer group. This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were higher than the median of management fees paid by the funds in the Expense Group and that the Fund’s Actual Management Fee was higher than the median of management fees paid by the funds in the Expense Universe. This information also showed that the Fund’s total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group, but was slightly lower than the median of the total expense ratios of the funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

In evaluating the costs of the services to be provided by the Manager and the Subadvisers under the New Agreements, the Trustees considered, among other things, whether management fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, the Trustees determined that the Transaction would not increase the total fees payable by the Fund for management services.

Manager Profitability and Economies of Scale

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been previously reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board also received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow. The Board noted that the Manager instituted breakpoints in the Fund’s Contractual

44	ClearBridge All Cap Value Fund

Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets exceeded the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders realized economies of scale because the total expense ratio of the Fund was lower than it would have been if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale or efficiencies as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources (e.g., enhanced cyber security oversight, enhanced risk management oversight, etc.).

The Trustees noted that Franklin Templeton and Legg Mason expected to realize cost savings from the Transaction based on synergies of operations, as well as to benefit from possible growth of the funds in the Legg Mason fund complex resulting from enhanced distribution capabilities. However, they noted that other factors could also affect profitability and potential economies of scale, and that it was not possible to predict with any degree of certainty how the Transaction would affect the profitability of the Manager and its affiliates in providing services to the Fund, nor to quantify any possible future economies of scale. The Trustees noted they will have the opportunity to periodically re-examine such profitability and any economies of scale going forward.

*  *  *  *  *  *

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services expected to be provided to the Fund under the New Agreements after the Transaction.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates, including the Subadvisers, as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager, the Subadvisers and their affiliates receive were reasonable. In evaluating the fall-out benefits to be received by the Manager and the Subadvisers under the New Agreements, the Trustees considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Prior Agreements.

ClearBridge All Cap Value Fund	45

Board approval of new management and

new subadvisory agreements (unaudited) (cont’d)

The Board also considered that Franklin Templeton may derive reputational and other benefits from its ability to use the Legg Mason investment affiliates’ names in connection with operating and marketing the Fund. The Board also considered that the Transaction, if completed, would significantly increase Franklin Templeton’s assets under management and expand Franklin Templeton’s investment capabilities. Such ancillary benefits were considered reasonable.

******

After consideration of the factors described above as well as other factors, and in the exercise of their business judgment, the Trustees, including the Independent Trustees, concluded that the New Agreements for the Fund, including the fees payable thereunder, were fair and reasonable and that entering into the New Agreements for the Fund was in the best interests of the Fund’s shareholders, and they voted to approve the New Agreements and to recommend that shareholders approve the New Agreements.

46	ClearBridge All Cap Value Fund

Additional shareholder information (unaudited)

Results of special meeting of shareholders

On August 31, 2020 a special meeting of shareholders was held for the following purposes: 1) to approve a new management agreement between the Fund and its investment manager; and 2) to approve a new subadvisory agreement with respect to each of the Fund’s subadvisers. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each matter voted on at the special meeting of shareholders. Each item voted on was approved.

Item Voted On	Voted For	Voted Against	Abstentions	Broker Non-Votes
To Approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC	448,576,943.678	11,780,713.411	70,068,984.713	0
To Approve a New Subadvisory Agreement with ClearBridge Investments, LLC	446,671,069.212	12,300,714.604	71,454,857.986	0
To Approve a New Subadvisory Agreement with Western Asset Management Company, LLC	444,288,767.641	13,004,050.704	73,133,823.456	0

ClearBridge All Cap Value Fund	47

Statement regarding liquidity risk management program (unaudited)

As required by law, the fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the fund. Legg Mason Partners Fund Advisor, LLC (the “Manager”), the fund’s manager, is the administrator of the Program. The Manager has established a liquidity risk management committee (the “Committee”) to administer the Program on a day-to-day basis.

The Committee, on behalf of the Manager, provided the fund’s Board of Trustees with a report that addressed the operation of the Program, assessed its adequacy and effectiveness of implementation, including, if applicable, the operation of any highly liquid investment minimum (“HLIM”), and described any material changes that had been made to the Program or were recommended (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Reporting Period”).

The Report confirmed that there were no material changes to the Program during the Reporting Period and that no changes were recommended.

The Report also confirmed that, throughout the Reporting Period, the Committee had monitored the fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

Assessment, Management, and Periodic Review of Liquidity Risk. The Committee reviewed the fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the fund held less liquid and illiquid assets and the extent to which any such investments affected the fund’s ability to meet redemption requests. In managing and reviewing the fund’s liquidity risk, the Committee also considered the extent to which the fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the fund uses borrowing for investment purposes, and the extent to which the fund uses derivatives (including for hedging purposes). The Committee also reviewed the fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the fund’s short-term and long-term cash flow projections. The Committee also considered the fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the fund’s participation in a credit facility, as components of the fund’s ability to meet redemption requests.

48	ClearBridge All Cap Value Fund

Liquidity Classification. The Committee reviewed the Program’s liquidity classification methodology for categorizing the fund’s investments into one of four liquidity buckets. In reviewing the fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

Highly Liquid Investment Minimum. The Committee performed an analysis to determine whether the fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the fund primarily holds highly liquid investments.

Compliance with Limitation on Illiquid Investments. The Committee confirmed that during the Reporting Period, the fund did not acquire any illiquid investment such that, after the acquisition, the fund would have invested more than 15% of its assets in illiquid investments that are assets, in accordance with the Program and applicable SEC rules.

Redemptions in Kind. The Committee confirmed that no redemptions in-kind were effected by the fund during the Reporting Period.

The Report stated that the Committee concluded that the Program is reasonably designed and operated effectively to assess and manage the fund’s liquidity risk throughout the Reporting Period.

ClearBridge All Cap Value Fund	49

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge All Cap Value Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Dwight B. Crane

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during the past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

50	ClearBridge All Cap Value Fund

Independent Trustees† (cont’d)

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Non-Executive Director, Rokos Capital Management LLP (since 2019)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

ClearBridge All Cap Value Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Frank G. Hubbard

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during the past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

52	ClearBridge All Cap Value Fund

Independent Trustees† (cont’d)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2006)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

ClearBridge All Cap Value Fund	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)
Susan Kerr Legg Mason 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949

Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer

Term of office[1] and length of time served[2]	Since 2013

Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978

Position(s) with Trust	Identity Theft Prevention Officer

Term of office[1] and length of time served[2]	Since 2015

Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira* Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971

Position(s) with Trust	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2020

Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

54	ClearBridge All Cap Value Fund

Additional Officers (cont’d)
Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962

Position(s) with Trust	Senior Vice President

Term of office[1] and length of time served[2]	Since 2020

Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974

Position(s) with Trust	Treasurer and Principal Financial Officer

Term of office[1] and length of time served[2]	Since 2014 and 2019

Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951

Position(s) with Trust	Senior Vice President

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective August 6, 2020, Mr. De Oliveira became Secretary and Chief Legal Officer.

1	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

ClearBridge All Cap Value Fund	55

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

56	ClearBridge All Cap Value Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2020:

Record date:	12/5/2019
Payable date:	12/6/2019
Ordinary Income:
Qualified Dividend Income for Individuals	100.00%
Dividends Qualifying for the Dividends
Received Deduction for Corporations	100.00%

ClearBridge All Cap Value Fund	57

ClearBridge

All Cap Value Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge Aggressive Growth Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Aggressive Growth Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge All Cap Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0283 11/20 SR20-3997

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2019 and September 30, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $158,701 in September 30, 2019 and $149,125 in September 30, 2020.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $3,000 in September 30, 2019 and $0 in September 30, 2020.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in September 30, 2019 and $0 in September 30, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust., were $0 in September 30, 2019 and $0 in September 30, 2020.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2019 and September 30, 2020; Tax Fees were 100% and 100% for September 30, 2019 and September 30, 2020; and Other Fees were 100% and 100% for September 30, 2019 and September 30, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $265,845 in September 30, 2019 and $857,833 in September 30, 2020.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: November 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: November 23, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date: November 23, 2020